VANGUARD
EQUITY INCOME
FUND

Semiannual Report
March 31, 1997



[THE VANGUARD GROUP LOGO]

THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION

[PHOTO]

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.


                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       3

                                  Report From
                                  The Advisers
                                       5

                                  Performance
                                    Summary
                                       6

                                   Financial
                                   Statements
                                       7

                                 Directors And
                                    Officers

                               INSIDE BACK COVER

All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,

     During the past six months, Vanguard Equity Income Fund provided a strong total return of +11.3%, comfortably outpacing the return of the average equity income mutual fund and eking out a tiny advantage over the unmanaged Standard & Poor's 500 Composite Stock Price Index.

     The following table compares the Fund's six-month total return (capital change plus reinvested dividends) with those of the S&P 500 Index--dominated by large, blue-chip stocks--and the average equity income mutual fund. We note that the S&P 500 Index, which contains both growth and value stocks, is not a perfect standard of comparison for the Fund, which emphasizes income-oriented value stocks. Over the past six months, however, value stocks slightly outperformed growth stocks, giving our Fund a bit of an edge versus the Index.

--------------------------------------------
                              TOTAL RETURN
                            SIX MONTHS ENDED
                             MARCH 31, 1997
--------------------------------------------
Vanguard Equity Income Fund      +11.3%
--------------------------------------------
Average Equity Income Fund       + 9.4%
--------------------------------------------
S&P 500 Index                    +11.2%
--------------------------------------------

     Our Fund's return is based on an increase in net asset value from $17.69 per share on September 30, 1996, to $18.72 per share on March 31, 1997, with the latter figure adjusted for the reinvestment of two quarterly dividends totaling $0.36 per share from net investment income, and for distributions of $0.58 per share from net capital gains realized during 1996.

THE PERIOD IN REVIEW

The stock market continued to advance during the first six months of Vanguard Equity Income Fund's fiscal year, but the ride was bumpy. Fueled by moderate economic growth, higher corporate earnings, and little sign of inflation, the S&P 500 Index rose more than +10% during the first two months of the period. But after a dip in December and then a strong January, the stock market remained flat in February and declined -4.1% in March, largely a response to the growing fear of inflation and higher interest rates.

     The bond market shared in the volatility. The yield on the benchmark 30-year U.S. Treasury bond started the period on a downward path, falling from 6.92% on September 30, 1996, to 6.35% on November 30. But from there, the long bond's yield rose steadily, ending the six-month period at 7.10%. Partly responsible for the increase was the Federal Reserve Board's decision to raise short-term interest rates by 25 basis points (0.25%).

     For our Fund, the period was an excellent one in both absolute and relative terms. While our traditional heavy stake in the lagging utility group and our near-complete avoidance of the solidly performing technology sector impeded our performance versus the S&P 500 Index, our considerable success in the bank and Ffinance group and in the market-leading integrated oils sector more than made up the difference.

     We believe that our advantage over our average competitor lies in our dedication to remaining a "pure" equity income portfolio. As such, we typically keep a higher percentage of the Fund's assets in common stocks than do our peers, who tend to hold bigger stakes in convertible bonds and preferred stocks--higher-yielding securities that tend to lag long-term equity returns. And, of course, our far lower expenses (0.42% of average net assets in fiscal 1996, versus 1.40% for our average competitor) provide a significant head start.

     Since December 31, 1994, our strategy of emphasizing dividend-paying common stocks and seeking an average stock yield well above that of the S&P 500 Index has been implemented through a multimanager structure using three advisers. The table at left shows the Fund's allocation to each adviser as of March 31, 1997.

-------------------------------------------------------
                                   TOTAL ASSETS MANAGED
                                   --------------------
                                    $ MILLION  PERCENT
-------------------------------------------------------
Newell Associates                    $  975     65%
John A. Levin & Co., Inc.               233     15
Spare, Kaplan, Bischel & Associates     228     15
Cash Reserves                            83      5
-------------------------------------------------------
Total                                $1,519    100%
-------------------------------------------------------

     The fits and starts experienced by the stock market over the past two months have served as a crystal-clear reminder that volatility is, indeed, a two-way street. Fortunately, for long-term investors who maintain a balanced portfolio of stock funds, bond funds, and money market investments, short-term market fluctuations are relatively unimportant. What is truly important for investors to remember is that the financial markets are always subject to turbulence and that a balanced investment program--thoughtfully constructed and steadfastly maintained--is a strong ally in withstanding these inevitable ups and downs.

     We look forward to reporting to you on the full 1997 fiscal year six months hence.


/s/ JOHN C. BOGLE                                            /s/ JOHN J. BRENNAN

John C. Bogle                                                John J. Brennan
Chairman of the Board                                        President

April 15, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MARCH 31, 1997

U.S. EQUITY MARKETS

Three key ingredients continued to provide the foundation for the U.S. stock market's solid performance during the past six months: moderate economic growth, quiescent inflation, and solid increases in corporate profits. Concern grew that continued economic expansion could lead to higher inflation, although as of the period's end there was no confirmed sign that inflation had increased. The result has been an erratic upward drift in interest rates amid continued strong returns from domestic equities.

     Those strong returns have, however, been concentrated in the shares of large companies. The Standard & Poor's 500 Composite Stock Price Index, for example, gained 11.2% over the six-month period, compared to a -0.2% loss for the Russell 2000 Index. Larger companies have outperformed their smaller-capitalization counterparts fairly consistently since the end of 1993. There are a variety of theories as to why, including better earnings growth, greater productivity, and more foreign sales for the biggest firms.

     The recent gap in performance between large and small is particularly noticeable in two sectors: technology and health care. Over the past six months, technology issues in the S&P 500 Index have gained 15.0% while those in the Russell 2000 Index have dropped -15.3%. In health care, the S&P's holdings gained 9.7%, compared to a decline of -11.9% in the Russell 2000 Index. Within these sectors, the larger companies' dominant products and the predictable earnings they generate appear to be the primary difference.

-----------------------------------------------------------------
                                             TOTAL RETURNS
                                     PERIODS ENDED MARCH 31, 1997
                                     ----------------------------
                                      6 MONTHS   1 YEAR  5 YEARS*
-----------------------------------------------------------------
EQUITY
   S&P 500 Index                        11.2%    19.8%     16.4%
   Russell 2000 Index                   -0.2      5.1      12.8
   MSCI-EAFE Index                       0.1      1.8      10.9
-----------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index           2.4%     4.9%      7.2%
   Lehman 10-Year Municipal
     Bond Index                          2.8      5.2       7.5
   Salomon 90-Day U.S. Treasury Bills    3.1      5.2       4.4
-----------------------------------------------------------------
OTHER
   Consumer Price Index                  1.4%     2.8%      2.8%
-----------------------------------------------------------------
*Average annual.

     Financial-service firms, by contrast, have generally fared well regardless of size, with gains of 16.6% in the S&P 500 Index and 13.2% in the Russell 2000 Index since September. The strength of the economy, which helps to keep bad-debt levels at a minimum, and the overall growth of consumer credit have helped these stocks greatly. It's worth noting, however, that financial services was the S&P's worst-performing sector (-7.1%) during March's -4.1% decline. This weakness reflects concern that the Federal Reserve's recent interest rate increase may lead to narrower profit margins for lenders.

U.S. FIXED-INCOME MARKETS

The erratic rise in interest rates during the past six months reflected rising and falling expectations regarding economic growth and inflation. During October and November, investors seemed to expect a slowing of growth, and the 10-year U.S. Treasury's yield declined from 6.70% to 6.04% at the end of November. The same note's yield then rose to 6.67% in late January, riding a perception that growth was markedly stronger than analysts had expected, only to fall to 6.26% in mid-February. Then the consensus shifted once again, and renewed expectations of higher inflation pushed the 10-year's yield to 6.90% at the end of March.

     There is a simple explanation for this interest rate seesaw. Many investors consider it a paradox that the economy has continued to expand at a robust pace accompanied by strong job growth and low unemployment--but no increase in inflation. Bond investors have therefore been particularly sensitive to economic reports that might reveal inflation to be creeping up at last. The data have been variable, tilting the consensus back and forth between expectations of higher or continued stable inflation rates. The past six months have witnessed several such shifts, culminating in the Federal Reserve's decision to increase its target federal funds rate from 5.25% to 5.50% on March 25, due to concerns about strong growth in demand across the economy.

     The net result for bond investors has been mediocre returns. The 2.4% generated by the Lehman Brothers Aggregate Bond Index over the past six months, for example, consists of an income return of 3.4% and a capital decline of -1.0%, reflecting the modest increase in interest rates. During this period, investors who favored shorter-maturity and higher-quality issues achieved somewhat better returns. Mortgage-backed securities performed well on a relative basis, as higher rates led to fewer mortgage refinancings. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

With the dollar strengthening by 8% to 13% against most major currencies, U.S. investors who held foreign equities faced a headwind during the past six months. (The major exception was the pound sterling, which appreciated 5% against the dollar.) The Morgan Stanley Capital International-Europe, Australasia, Far East Index gained a mere 0.1% in dollar terms, while in local terms the return was 6.7%. Those who favored Europe over the Pacific region did not feel the pain as much, due to the strong (21.0%) return generated by the local markets. For U.S. investors, European markets provided 15.1%. The strength of the European markets can be attributed to several factors, including (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

     Investors with a focus in the Pacific markets were less fortunate, as the aggregate return for this region was -9.4% in local currency and -16.3% in dollars. The primary source of the weakness was Japan, whose market fell -13.2%, producing a -21.9% drop for dollar-based investors. Despite positive news, including reports of growth in exports, lower inventories, and higher industrial production, the focus in the Japanese market has been the poor quality of many banks' balance sheets and the likely effects of an increase in the consumption tax.

[PHOTO]

REPORT FROM THE ADVISERS

     Vanguard Equity Income Fund held its own as the stock market continued to advance during the six months ended March 31, the first half of fiscal 1997. The Fund's 11.3% total return exceeded the returns of both the average equity income fund and the Standard & Poor's 500 Composite Stock Price Index.

     The Fund's strategy of investing in stocks with relatively high dividend yields in comparison with the overall market meant that we did not meaningfully participate during the past two years in some of the hottest-performing market sectors, such as technology stocks. For this reason, we trailed the returns on the S&P 500 Index during this span. But volatility is a two-sided coin, and the market's downturn late in our fiscal half-year demonstrated the flip side. From its record high close on February 18 through March 31, the S&P 500 Index provided a total return of -7.0%. During the same six weeks, the defensive nature of high-yielding stocks was apparent; your Fund's total return was -5.1%.

     For the six months, the Fund's best-performing holdings were in the petroleum, banking, telephone, and health-care sectors. Petroleum stocks, the biggest contributors to our performance in the period, benefited from surprisingly strong earnings. Their robust balance sheets and relatively high dividend yields continue to make petroleum companies attractive. Although we have taken profits on some of our financial stocks, we believe that many banking companies will continue to boost their earnings even in the face of a moderate increase in interest rates.

     Telephone stocks, whose prices were depressed by the real and perceived threats of deregulation and intensifying competition, rallied late in the period. The group seems to have much greater potential for earnings growth than the market gave it credit for as recently as six months ago.

     Electric utilities, in which your Fund has a substantial stake, continue to struggle against the uncertainties of deregulation and were our worst-performing sector. But we believe that the stronger utility companies will do well in the coming competitive environment. Indeed, some of them already are showing substantial progress. However, we think that the progress will not necessarily be quick and certainly will not be easy for all utilities.

     During the period, we added to the Fund's holdings of stocks sensitive to the economy's ups and downs. Dividend yields on these cyclical stocks--notably auto companies--have become more attractive in comparison with the overall market.

     We believe your Fund is well-positioned for the remainder of fiscal 1997 and beyond.

Newell Associates
John A. Levin & Co., Inc.
Spare, Kaplan, Bischel & Associates

April 14, 1997


INVESTMENT PHILOSOPHY

The advisers believe that a portfolio made up of undervalued stocks, most of which offer high dividend yields compared to their past levels and to the overall market, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

EQUITY INCOME FUND
TOTAL INVESTMENT RETURNS: MARCH 21, 1988-MARCH 31, 1997

---------------------------------------------
            EQUITY INCOME FUND       S&P 500
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
---------------------------------------------
1988       5.8%     2.5%     8.3%      3.2%
1989      23.8      5.0     28.8      33.0
1990     -20.5      4.3    -16.2      -9.2
1991      18.0      8.5     26.5      31.2
1992       6.4      5.9     12.3      11.1
1993      14.1%     5.1%    19.2%     13.0%
1994      -6.5      4.3     -2.2       3.7
1995      19.8      5.0     24.8      29.7
1996      14.2      4.0     18.2      20.3
1997*      9.2      2.1     11.3      11.2
---------------------------------------------

*Six months ended March 31, 1997.
See Financial Highlights table on page 12 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997

-----------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                                  INCEPTION                        ----------------------
                                    DATE     1 YEAR    5 YEARS     CAPITAL  INCOME  TOTAL
-----------------------------------------------------------------------------------------
Equity Income Fund                 3/21/88   17.31%    15.63%      8.46%    5.19%  13.65%
-----------------------------------------------------------------------------------------

[PHOTO]

FINANCIAL STATEMENTS
MARCH 31, 1997 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
EQUITY INCOME FUND                    SHARES        (000)
---------------------------------------------------------
COMMON STOCKS (90.4%)
---------------------------------------------------------
AUTO & TRANSPORTATION (2.4%)
   Burlington Northern
     Santa Fe Corp.                   37,359     $  2,765
   Ford Motor Co.                    488,500       15,327
   General Motors Corp.               55,900        3,095
   Genuine Parts Co.                 132,500        6,178
   Norfolk Southern Corp.             37,500        3,197
   Union Pacific Corp.                94,500        5,363
                                                 --------
                                                   35,925
                                                 --------
CONSUMER DISCRETIONARY (5.0%)
   Avon Products, Inc.                38,700        2,032
   Black & Decker Corp.              111,100        3,569
   Deluxe Corp.                      199,100        6,446
   Eastman Kodak Co.                  53,650        4,071
#  Kmart Corp.                       509,200        6,174
   May Department Stores Co.         203,200        9,246
   The McGraw-Hill Cos.               99,200        5,072
   J.C. Penney Co., Inc.             401,300       19,112
   Reader's Digest Assn., Inc.
     Class A                          62,000        1,783
   Tribune Co.                       148,000        5,994
   Tupperware Corp.                   78,100        2,616
   Wal-Mart Stores, Inc.             148,400        4,137
   Whirlpool Corp.                    55,400        2,638
#  Woolworth Corp.                   114,600        2,679
                                                 --------
                                                   75,569
                                                 --------
CONSUMER STAPLES (9.0%)
   American Brands, Inc.             530,500       26,856
   Anheuser-Busch Cos., Inc.         126,800        5,341
   The Clorox Co.                     62,000        6,952
   The Coca-Cola Co.                  40,000        2,235
   General Mills, Inc.               161,300       10,021
   H.J. Heinz Co.                    283,800       11,210
   International Flavors &
     Fragrances, Inc.                118,700        5,193
   Kellogg Co.                        58,700        3,948
   Philip Morris Cos., Inc.          333,650       38,078
   The Quaker Oats Co.               152,000        5,548
   RJR Nabisco Holdings Corp.         60,000        1,935
   Tambrands, Inc.                   234,900       10,071
   UST Inc.                          341,000        9,505
                                                 --------
                                                  136,893
                                                 --------
FINANCIAL SERVICES (16.6%)
   Aetna Inc.                         47,200        4,053
   American Express Co.               37,800        2,263
   American General Corp.            333,900       13,606
   Banc One Corp.                    315,750       12,551
   Bankers Trust New York Corp.      154,000       12,628
   Barnett Banks, Inc.               148,800        6,919
   Citicorp                           30,500        3,302
   CoreStates Financial Corp.        272,700       12,953
   The Dun & Bradstreet Corp.        334,900        8,498
   First Chicago NBD Corp.           152,900        8,276
   First Union Corp.                 109,400        8,875
   Fleet Financial Group, Inc.       127,200        7,282
   Great Western Financial Corp.     365,700       14,765
   KeyCorp                           125,700        6,128
   Lincoln National Corp.            352,900       18,880
   Marsh & McLennan Cos., Inc.       103,900       11,767
   Meditrust                          80,000        2,980
   Mellon Bank Corp.                 212,450       15,456

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
EQUITY INCOME FUND                    SHARES        (000)
---------------------------------------------------------
   J.P. Morgan & Co., Inc.           209,100     $ 20,544
   National City Corp.                34,000        1,585
   NationsBank Corp.                 260,118       14,404
   PNC Bank Corp.                    373,400       14,936
   SAFECO Corp.                      173,900        6,956
   St. Paul Cos., Inc.                48,800        3,166
   Sizzlers Property Investors, Inc.  57,500          597
   U.S. Bancorp                      126,600        6,773
   Unitrin Inc.                       81,800        4,070
   USLIFE Corp.                       40,400        1,889
   Wachovia Corp.                    103,600        5,646
                                                 --------
                                                  251,748
                                                 --------
HEALTH CARE (10.4%)
   Allegiance Corp.                   63,200        1,398
   American Home Products Corp.      457,600       27,456
   Baxter International, Inc.        222,400        9,591
   Bristol-Myers Squibb Co.          684,500       40,385
#  CIBA Specialty Chemicals           36,400        1,474
#  Covance, Inc.                      24,200          390
   Glaxo Wellcome PLC ADR            351,400       12,431
   Eli Lilly & Co.                   257,100       21,146
   Merck & Co., Inc.                 167,800       14,137
   Pharmacia & Upjohn, Inc.          598,425       21,917
   Warner-Lambert Co.                 88,300        7,638
                                                 --------
                                                  157,963
                                                 --------
INTEGRATED OILS (13.7%)
   Amoco Corp.                       262,000       22,696
   Atlantic Richfield Co.            226,100       30,523
   Chevron Corp.                     426,500       29,695
   Exxon Corp.                       349,600       37,669
   Mobil Corp.                       201,800       26,360
   Phillips Petroleum Co.            112,000        4,578
   Royal Dutch Petroleum Co. ADR      63,200       11,060
   Texaco Inc.                       353,400       38,697
   USX-Marathon Group                259,000        7,220
                                                 --------
                                                  208,498
                                                 --------
OTHER ENERGY (0.1%)
   McDermott International, Inc.      60,000        1,283
#  Oryx Energy Co.                    50,000          962
                                                 --------
                                                    2,245
                                                 --------
MATERIALS & PROCESSING (5.7%)
   ARCO Chemical Co.                 123,700        5,381
   Allegheny Teledyne Inc.           247,300        6,955
   BetzDearborn Inc.                  21,700        1,370
   Consolidated Papers                 4,500          235
   Corning, Inc.                     121,600        5,396
   Dow Chemical Co.                  280,600       22,448
   E.I. du Pont de Nemours & Co.      89,200        9,455
   International Paper Co.            95,000        3,693
   Lubrizol Corp.                     66,600        2,165
   Monsanto Co.                       60,500        2,314
   Potlatch Corp.                    163,600        6,728
   Union Camp Corp.                  149,800        7,059
   Weyerhaeuser Co.                  230,700       10,295
   Witco Chemical Corp.               72,900        2,479
                                                 --------
                                                   85,973
                                                 --------
PRODUCER DURABLES (1.8%)
   Emerson Electric Co.               78,700        3,542
   Honeywell, Inc.                    43,400        2,946
   Lockheed Martin Corp.              44,900        3,772
   Pitney Bowes, Inc.                 84,300        4,953
   Thomas & Betts Corp.              117,200        5,010
   WMX Technologies Inc.             212,800        6,517
                                                 --------
                                                   26,740
                                                 --------
TECHNOLOGY (1.0%)
   Electronic Data Systems Corp.      74,778        3,019
   General Motors Corp. Class H       56,100        3,043
   International Business
     Machines Corp.                   25,100        3,448
#  U S WEST Media Group              124,000        2,309
   Varian Associates, Inc.            54,700        2,926
                                                 --------
                                                   14,745
                                                 --------
UTILITIES (22.3%)
   AT&T Corp.                        435,700       15,141
   Allegheny Power System, Inc.      433,700       12,848
   Ameritech Corp.                   352,500       21,679
   Baltimore Gas & Electric Co.      353,600        9,459
   Bell Atlantic Corp.               337,600       20,551
   BellSouth Corp.                   319,500       13,499
   Central & South West Corp.        451,500        9,651
   Consolidated Edison Co. of
     New York, Inc.                  130,700        3,921
   Consolidated Natural Gas Co.      300,800       15,153
   Dominion Resources, Inc.          124,300        4,521
   Duke Power Co.                    179,000        7,898
   Edison International              397,100        8,935
#  Energy Group PLC ADR               76,737        2,465
   FPL Group, Inc.                    86,200        3,803
   GTE Corp.                         645,300       30,087
   Long Island Lighting Co.           29,100          698
   NICOR, Inc.                       227,900        7,293
   Northeast Utilities               166,700        1,313
   Northern States Power Co.          68,700        3,255
   NYNEX Corp.                       544,450       24,840
   OGE Energy Corp.                  170,700        7,148
   PECO Energy Corp.                  43,000          876
   PP&L Resources Inc.               234,000        4,739
   Pacific Enterprises               102,300        3,095
   Pacific Telesis Group             307,200       11,597
   PacifiCorp                        467,000        9,982
   Potomac Electric Power Co.        196,400        4,812
   Public Service Co. of Colorado     56,200        2,178
   Public Service Enterprise
     Group Inc.                      314,600        8,258
   SCANA Corp.                       190,600        4,836
   Southern Co.                      238,500        5,038
   Southern New England
     Telecommunications Corp.         99,800        3,580
   TECO Energy, Inc.                 214,900        5,158
   Texas Utilities Co.               198,500        6,799
   Union Electric Co.                285,700       10,535
   U S WEST Communications
     Group                           663,050       22,544
   Western Resources, Inc.            64,000        1,920
   Wisconsin Energy Corp.            408,300       10,003
                                                 --------
                                                  340,108
                                                 --------
OTHER (2.4%)
   Cooper Industries, Inc.            91,000        3,947
   General Electric Co.              108,100       10,729
   Hanson PLC ADR                     76,737        1,746

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
   Minnesota Mining &
     Manufacturing Co.               148,400   $   12,540
   Ogden Corp.                       340,700        7,197
                                               ----------
                                                   36,159
                                               ----------
---------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $975,318)                               1,372,566
---------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (2.1%)
---------------------------------------------------------
   Aetna Inc. Cvt. 6.25%              27,000        2,221
   AirTouch Communications, Inc.
     Cvt. 6.00%                      140,000        3,588
   Atlantic Richfield Co. Cvt. 9.00%
     (Convertible into Lyondell
     Petrochemical Co.)              160,000        3,520
   Crown Cork & Seal Co., Inc.
     Cvt. 4.50%                      110,000        5,335
   Federal Mogul Corp. Cvt. $3.875    15,000        1,020
   Globalstar Telecommunications
     Ltd. Cvt. 6.50%                  76,100        3,957
   Host Marriott Corp. Cvt. 6.75%     75,000        4,219
   Loral Space & Communications
     Ltd. Cvt. 6.00%                  40,000        1,930
   McDermott International, Inc.
     Cvt. $2.875                      17,500          735
#  USAirways Group Inc. Cvt. $4.375   28,000        2,076
   Westinghouse Electric Corp.
     Cvt. $1.30                      160,000        2,580
---------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (COST $29,735)                                  31,181
---------------------------------------------------------

                                        FACE
                                      AMOUNT
                                       (000)
---------------------------------------------------------
CONVERTIBLE BONDS (0.3%)
---------------------------------------------------------
Alza Corp.
   5.00%, 5/1/06                    $  1,800        1,764
Equitable Cos., Inc.
   6.125%, 12/15/24                    1,236        1,443
Molten Metal Technology Inc.
   5.50%, 5/1/06                       1,290          697
Roche Holdings, Inc.
   0.00%, 4/20/10                        800          360
Time Warner Inc.
   0.00%, 12/17/12                     2,600          982
---------------------------------------------------------
TOTAL CONVERTIBLE BONDS
   (COST $5,942)                                    5,246
---------------------------------------------------------
TEMPORARY CASH INVESTMENT (7.0%)
---------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account 6.35%, 4/1/97
   (COST $106,872)                   106,872      106,872
---------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
   (COST $1,117,867)                            1,515,865
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
---------------------------------------------------------
Other Assets--Notes C and F                    $   18,152
Liabilities--Note F                               (14,964)
                                                ---------
                                                    3,188
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 81,126,175 outstanding
     $.001 par value shares
     (authorized 1,000,000,000 shares)         $1,519,053
=========================================================

NET ASSET VALUE PER SHARE                          $18.72
=========================================================

*See Note A in Notes to Financial Statements.
#Non-Income Producing Security.
ADR--American Depository Receipt.
---------------------------------------------------------
AT MARCH 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------

                                      AMOUNT          PER
                                       (000)        SHARE
---------------------------------------------------------
Paid in Capital                   $1,071,503       $13.21
Undistributed Net
   Investment Income                  10,696          .13
Accumulated Net
   Realized Gains                     38,856          .48
Unrealized Appreciation--
   Note E                            397,998         4.90
---------------------------------------------------------
NET ASSETS                        $1,519,053       $18.72
=========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

----------------------------------------------------------------------------------------
                                                                      EQUITY INCOME FUND
                                                         SIX MONTHS ENDED MARCH 31, 1997
                                                                                   (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                    $ 24,348
   Interest                                                                        2,858
                                                                                --------
      Total Income                                                                27,206
                                                                                --------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                    1,274
      Performance Adjustment                                                        (138)
   The Vanguard Group--Note C
      Management and Administrative                                                1,384
      Marketing and Distribution                                                     152
   Taxes (other than income taxes)                                                    50
   Custodian Fees                                                                     24
   Auditing Fees                                                                       7
   Shareholders' Reports                                                              32
   Annual Meeting and Proxy Costs                                                      6
   Directors' Fees and Expenses                                                        2
                                                                                --------
      Total Expenses                                                               2,793
      Expenses Paid Indirectly--Note C                                               (49)
                                                                                --------
      Net Expenses                                                                 2,744
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             24,462
----------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                   46,706
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES         76,579
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $147,747
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------
                                                                  EQUITY INCOME FUND
                                                             ---------------------------
                                                                SIX MONTHS          YEAR
                                                                     ENDED         ENDED
                                                             MAR. 31, 1997 SEP. 30, 1996
                                                                     (000)         (000)
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                        $   24,462    $   43,060
   Realized Net Gain                                                46,706        37,039
   Change in Unrealized Appreciation (Depreciation)                 76,579       107,851
                                                                ------------------------
      Net Increase in Net Assets Resulting from Operations         147,747       187,950
                                                                ------------------------
DISTRIBUTIONS
   Net Investment Income                                           (27,717)      (41,545)
   Realized Capital Gain                                           (43,397)      (10,870)
                                                                ------------------------
      Total Distributions                                          (71,114)      (52,415)
                                                                ------------------------
NET EQUALIZATION CREDITS--Note A                                     1,019         2,104
                                                                ------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                          204,208       390,890
   Issued in Lieu of Cash Distributions                             64,210        46,196
   Redeemed                                                       (136,398)     (232,739)
                                                                ------------------------
      Net Increase from Capital Share Transactions                 132,020       204,347
----------------------------------------------------------------------------------------
   Total Increase                                                  209,672       341,986
----------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                           1,309,381       967,395
                                                                ------------------------
   End of Period                                                $1,519,053    $1,309,381
========================================================================================
(1)Shares Issued (Redeemed)
   Issued                                                           10,886        23,377
   Issued in Lieu of Cash Distributions                              3,519         2,725
   Redeemed                                                         (7,301)      (13,877)
                                                                ------------------------
      Net Increase in Shares Outstanding                             7,104        12,225
========================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

------------------------------------------------------------------------------------------------------------------------
                                                                                  EQUITY INCOME FUND
                                                                               YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED    ------------------------------------------------------------
THROUGHOUT EACH PERIOD                    MARCH 31, 1997        1996         1995         1994         1993         1992
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $17.69      $15.65       $13.16       $14.62       $12.81       $12.14
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                            .31         .63          .60          .59          .59          .59
    Net Realized and Unrealized Gain (Loss)
        on Investments                              1.66        2.18         2.56         (.92)        1.81          .83
                                                    --------------------------------------------------------------------
        Total from Investment Operations            1.97        2.81         3.16         (.33)        2.40         1.42
                                                    --------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income            (.36)       (.60)        (.58)        (.61)        (.59)        (.65)
    Distributions from Realized Capital Gains       (.58)       (.17)        (.09)        (.52)         --          (.10)
                                                    --------------------------------------------------------------------
        Total Distributions                         (.94)       (.77)        (.67)       (1.13)        (.59)        (.75)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $18.72      $17.69       $15.65       $13.16       $14.62       $12.81
========================================================================================================================

TOTAL RETURN                                      11.28%      18.22%       24.77%       -2.19%       19.17%       12.26%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $1,519      $1,309         $967         $901       $1,106         $778
    Ratio of Total Expenses to
        Average Net Assets                        0.39%*       0.42%        0.47%        0.43%        0.40%        0.44%
    Ratio of Net Investment Income to
        Average Net Assets                        3.39%*       3.69%        4.27%        4.41%        4.39%        4.74%
    Portfolio Turnover Rate                         23%*         21%          31%          18%          15%          13%
    Average Commission Rate Paid                  $.0572      $.0598          N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. EQUALIZATION: The Fund follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by capital share transactions.

     4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under investment advisory contracts, the Fund pays Newell Associates; Spare, Kaplan, Bischel & Associates; and John A. Levin & Co., Inc., advisory fees calculated at an annual percentage rate of average net assets. The basic fees thus computed for Spare, Kaplan, Bischel & Associates are subject to quarterly adjustments based on performance relative to the S&P/BARRA Value Index; such fees for John A. Levin & Co., Inc., are subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the six months ended March 31, 1997, the aggregate advisory fee represented an effective annual basic rate of 0.18% of the Fund's average net assets before a decrease of $138,000 (an annual rate of 0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of directors. At March 31, 1997, the Fund had contributed capital of $130,000 to Vanguard (included in Other Assets), representing 0.7% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

     Vanguard has asked the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the six months ended March 31, 1997, these arrangements reduced the Fund's expenses by $49,000 (an annual rate of 0.01% of average net assets).

D. During the six months ended March 31, 1997, the Fund purchased $223,819,000 of investment securities and sold $157,040,000 of investment securities other than U.S. government securities and temporary cash investments.

E. At March 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $397,998,000, consisting of unrealized gains of $413,543,000 on securities that had risen in value since their purchase and $15,545,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at March 31, 1997, was $3,577,000, for which the Fund held cash collateral of $3,769,000.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The Vanguard Group,
          Inc. and of each of the investment
          companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and
          Director of Rhone-Poulenc Rorer
          Inc.; Director of Sun Company, Inc.
          and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great
          Atlantic and Pacific Tea Co., Alco
          Standard Corp., Raytheon Co.,
          Knight-Ridder, Inc., and Massa-
          chusetts Mutual Life Insurance Co.;
          Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The
          Brookings Institution; Director of
          American Express Bank Ltd., The St.
          Paul Companies, Inc., and National
          Steel Corp.

ALFRED M. RANKIN, JR., Chairman, President, and
          Chief Executive Officer of NACCO
          Industries, Inc.; Director of NACCO
          Industries, The BFGoodrich Co., and
          The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive
          Officer of The Nature Conservancy;
          formerly, Director and Senior Partner of McKinsey & Co. and President of New
          York University; Director of Pacific Gas and Electric Co., Procter & Gamble
          Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco
          Brands, Inc.; retired Vice Chairman
          and Director of RJR Nabisco;
          Director of TECO Energy, Inc.
          and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive
          Officer of Rohm & Haas Co.;
          Director of Cummins Engine Co.;
          Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice
          President and Secretary of The
          Vanguard Group, Inc.; Secretary of
          each of the investment companies in
          The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The
          Vanguard Group, Inc.; Treasurer of
          each of the investment companies in
          The Vanguard Group.

KAREN E. WEST, Controller; Principal of The
          Vanguard Group, Inc.; Controller of
          each of the investment companies in
          The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
          Information Technology.

JAMES H. GATELY, Senior Vice President,
          Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
          Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
          Institutional.

RALPH K. PACKARD, Senior Vice President and
          Chief Financial Officer.


[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
     Vanguard/Windsor Fund
     Vanguard/Windsor II
     Vanguard Equity Income Fund
     Vanguard Quantitative Portfolios
     Vanguard Selected Value Portfolio
     Vanguard/Trustees' Equity-U.S. Portfolio
     Vanguard Convertible Securities Fund

BALANCED FUNDS
     Vanguard/Wellington Fund
     Vanguard/Wellesley Income Fund
     Vanguard STAR Portfolio
     Vanguard Asset Allocation Fund
     Vanguard LifeStrategy Portfolios

GROWTH FUNDS
     Vanguard/Morgan Growth Fund
     Vanguard/PRIMECAP Fund
     Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
     Vanguard Explorer Fund
     Vanguard Specialized Portfolios
     Vanguard Horizon Fund

INTERNATIONAL FUNDS
     Vanguard International Growth Portfolio
     Vanguard/Trustees' Equity-International
       Portfolio

INDEX FUNDS
     Vanguard Index Trust
     Vanguard Tax-Managed Fund
     Vanguard Balanced Index Fund
     Vanguard Bond Index Fund
     Vanguard International Equity Index Fund
     Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
     Vanguard Money Market Reserves
     Vanguard Treasury Money Market Portfolio
     Vanguard Admiral Funds

INCOME FUNDS
     Vanguard Fixed Income Securities Fund
     Vanguard Admiral Funds
     Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
     Vanguard Municipal Bond Fund
     Vanguard State Tax-Free Funds
      (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
     Vanguard Municipal Bond Fund
     Vanguard State Tax-Free Funds
      (CA, FL, NJ, NY, OH, PA)



Q652-3/97